AMENDMENT NO. 2




          AMENDMENT  NO.  2  dated as of July  29,  1997  between

ANNTAYLOR  GLOBAL  SOURCING, INC., a  Delaware  corporation  (the

"Company"),  and  THE  HONGKONG AND SHANGHAI BANKING  CORPORATION
 -------
LIMITED,  a  foreign banking corporation acting through  its  New

York Branch (the "Bank").
                  ----


          The  Company and the Bank are parties to an Amended and

Restated  Credit  Agreement dated as of September  20,  1996  (as heretofore  amended, modified and supplemented and in  effect  on the  date  hereof, the ("Credit Agreement") providing, subject  to
                        -----------------
the  terms  and conditions thereof, for extensions of credit  (by issuing  letters of credit and making loans) to be  made  by  the

Bank to the Company in an aggregate face or principal amount  not exceeding $40,000,000.



          The Company and the Bank wish to increase the Letter of

Credit  Commitment  to  an aggregate face  amount  not  exceeding

$50,000,000,  and to amend the Credit Agreement in certain  other respects,  and  accordingly, the parties hereto hereby  agree  as follows:



          Section 1.   Definitions.  Terms defined in  the
                       -----------
Credit Agreement are used herein as defined therein.



          Section   2. Amendments.   Subject   to   the
                       ----------
satisfaction of the conditions precedent specified in  Section  4 below,  but effective as of the date hereof, the Credit Agreement shall be amended as follows:



          A.    References  in  the  Credit  Agreement  to  "this

Agreement"  shall  be  deemed  to be  references  to  the  Credit

Agreement as amended hereby.



          B.   The definition of "Letter of Credit Commitment" in

Section  1.01 of the Credit Agreement is amended in its  entirety to read as follows:



               "Letter of Credit Commitment" shall mean  the
                ---------------------------
          obligation of the Bank to issue Letters of  Credit

          up  to an aggregate face amount for all Letters of

          Credit   at  any  one  time  outstanding   up   to

          $50,000,000.



          C.    The  definition of "Termination Date" in  Section

1.01  of the Credit Agreement is amended in its entirety to  read as follows:



               "Termination  Date" shall  mean  January  30,
                ------------------
          1998, unless otherwise extended to a later date by

          the Bank pursuant to Section 2.06 hereof.




          D.   The definition of "Total Facility" in Section 1.01

of  the  Credit Agreement is amended in its entirety to  read  as follows:



               "Total  Facility"  shall  mean,  as  to   all
                ---------------
          Credits hereunder, the aggregate face or principal

          amount of $50,000,000.

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          E.    Section 2.04(a)(ii) of the Credit  Agreement  is

amended to read in its entirety as follows:



               The   Company  shall  pay  to  the   Bank   a

          commitment fee at a rate per annum equal to 0.125%

          of  the  daily average Available Facility for  the

          period  from and including the date hereof to  and

          including the date the Commitments expire  or  are

          terminated.



          F.   Section 8.01(c) of the Credit Agreement is amended

to read in its entirety as follows:



               As soon as available and in any event within

          ten  (10) days after the end of each month of each

          fiscal  year  of  the  Company,  an  updated  aged

          accounts   receivable   schedule   and   inventory

          schedule,  which schedules shall be  in  form  and

          substance  satisfactory to the Bank and  certified

          by  the executive vice president, the senior  vice

          president - finance or the vice-president/controller

          of the Company.



          G.   Section 8.01(d) of the Credit Agreement is amended

to read in its entirety as follows:



               As  soon as available and in any event within

          ten  (10) days after the end of each month of each

          fiscal  year of the Company, an updated  Borrowing

          Base  Certificate, which certificate shall  be  in

          form  and  substance satisfactory to the Bank  and

          certified  by  the executive vice  president,  the

          senior vice president - finance  or  the  vice

          president/controller of the Company.



          H.   Section 8.10 of the Credit Agreement is deleted in

its entirety.



          I.   Section 8.11 of the Credit Agreement is deleted in

its entirety.



          J.   Section 8.12 of the Credit Agreement is deleted in

its entirety.



          K.   Section 8.14 of the Credit Agreement is amended to

read in its entirety as follows:



               Without  the  prior written  consent  of  the

          Bank, the Company shall not engage to  any

          substantial  extent  in  any  line  or  lines   of

          business  activity  other  than  the  business  of

          purchase  and wholesale distribution  of  apparel,

          shoes and accessories with respect to AT, ATSC and

          their respective Affiliates.



          L.   Section 8.21 of the Credit Agreement is amended to

read in its entirety as follows:



               Operating  Account.  Other than in connection
               ------------------
          with  its trade payable disbursements and  payroll

          operations, the Company shall maintain all of  its

          principal bank accounts with the Bank.


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          Section  3.  Representations  and  Warranties.
                       --------------------------------
The  Company  represents  and  warrants  to  the  Bank  that  the representations  and warranties set forth in  Section  7  of  the

Credit Agreement are true and complete on the date hereof  as  if made  on  and  as of the date hereof and as if each reference  in said  Section  7 to "this Agreement" included reference  to  this

Amendment No. 2.



          Section  4.  Conditions Precedent.  As provided
                       --------------------
in  Section  2 above, the amendments to the Credit Agreement  set forth  in  said Section 2 shall become effective, as of the  date

hereof,   upon  the  satisfaction  of  the  following  conditions

precedent:



          A.    Execution by all Parties.  This Amendment  No.  2
                ------------------------
shall  have  been executed and delivered by each of  the  parties hereto.



          B.   Initial Commitment Fee.  Evidence that the Company
               -----------------------
shall have paid to the Bank the commitment fee set forth in  that certain  Commitment Letter dated July 17, 1997 relating  to  this

Amendment No. 2.



          C.    AT Credit.  Evidence that the expiry date of  the
                ---------
AT  Credit  shall  have been extended to a date no  earlier  than

January 30, 1998.



          D.    Corporate  Action.  The Bank shall have  received
                -----------------
certified  copies of (i) the charter and by-laws  (or  equivalent documentation) of the Company and (ii) all corporate  action  (or its equivalent) taken by the Company approving this Amendment No.

2,  the Credit Agreement as amended hereby and the borrowings  by

the   Company  under  the  Credit  Agreement  as  amended  hereby

(including, without limitation, a certificate setting  forth  the resolutions of the Board of Directors of the Company  adopted  in respect of the transactions contemplated hereby and thereby).



          E.    Incumbency.   The  Bank  shall  have  received  a
                ----------
certificate of the Company in respect of each of the officers (i)

who  is authorized to sign this Amendment No. 2 on its behalf and

(ii) who will, until replaced by another officer or officers duly authorized  for that purpose, act as its representative  for  the purposes  of  signing  documents and  giving  notices  and  other communications in connection with this Amendment No.  2  and  the

Credit   Agreement  as  amended  hereby,  and  the   transactions

contemplated  hereby and thereby (and the Bank  may  conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).



          F.    Certain Conditions.  The Bank shall have received
                ------------------
a certificate of the president or a vice president of the Company to  the  effect that (i) the Company has complied and is then  in compliance with all of the terms, conditions and covenants of the

Credit  Agreement,  (ii)  no Default  or  Event  of  Default  has

occurred thereunder, (iii) the representations and warranties  of the  Company  contained in the Credit Agreement are true  in  all respects as if such representations and warranties had been  made on  the  date hereof, and (iv) there shall have been no  material adverse  change in the financial condition, business,  operations or property of the Company since December 31, 1996.



          G.   Opinion of Counsel to the Company.  The Bank shall
               ---------------------------------
have received an opinion of counsel to the Company, substantially in the form of Exhibit A hereto.

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          H.    Other  Documents.  The Bank shall  have  received
                ----------------
such  other  documents as the Bank or its counsel may  reasonably request.



          Section 5.   Miscellaneous.  THIS AMENDMENT  NO.
                       -------------
2 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW

OF  THE STATE OF NEW YORK.  Except as herein provided, the Credit

Agreement  shall remain unchanged and in full force  and  effect.

This   Amendment  No.  2  may  be  executed  in  any  number   of

counterparts,  all of which taken together shall  constitute  one and  the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.


                   ---------------------------





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          IN WITNESS WHEREOF, the parties hereto have caused this

Amendment No. 2 to be duly executed as of the day and year  first above written.




                              ANNTAYLOR GLOBAL SOURCING, INC.



                              By:  /s/ Walter J. Parks
                                  -------------------------
                              Name:     Walte J. Parks
                              Title:    Senior Vice President





                              THE HONGKONG AND SHANGHAI BANKING
                                 CORPORATION LIMITED,
                                 NEW YORK BRANCH

                              By  /s/ Adriana D. Collins
                                 -------------------------
                              Name:   Adriana D. Collins
                              Title:  Assistant Vice President